                                                                        FORM 10Q

                                                                    Exhibit 3(a)



                                    RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                          CITIZENS BANKING CORPORATION

     The present name of the Corporation is Citizens Banking Corporation. The original Articles of Incorporation of the Corporation were filed on November 10, 1980. These Restated Articles of Incorporation were duly adopted by the Shareholders on April 19, 1988 in accordance with Section 642 of the Business Corporation Act of Michigan.


                                   ARTICLE I

     The name of the Corporation is CITIZENS BANKING CORPORATION.


                                   ARTICLE II

     The purpose or purposes for which the Corporation is organized is to engage in any activity within the purposes for which a Corporation may be organized under the Business Corporation Act of Michigan, and specifically, but not in limitation of the foregoing, to be a bank holding company under the Bank Holding Company Act of 1956, as amended, and to engage in, or acquire an interest in other companies which engage in, activities closely related to banking as such activities are defined by the Board of Governors of the Federal Reserve System.


                                  ARTICLE III

The total authorized capital stock is:

Common shares      12,000,000    Par Value $10.00 per share
Preferred shares    3,000,000    No Par Value

                                   ARTICLE IV

     (A) A statement of all or any of the relative rights, preferences and limitations of the common shares is as follows:

     (1) Any distribution of profits of the Corporation voted by the directors as dividends payable in cash, or in shares of the Corporation, or in other securities of the Corporation or in other securities, shall be distributed to the shareholders in proportion to their ownership of the shares of the Corporation.

     (2) Each shareholder shall have one vote per share in elections of directors and on any other matters properly coming up at shareholders' meetings for action by shareholders.

     (3) Voting in elections of directors shall not be cumulative.
     (4) Shareholders shall not have preemptive rights to subscribe for or purchase any authorized but unissued shares of the Corporation or any other securities or rights to be issued by the Corporation.

     (5) In the event of liquidation of the assets of the Corporation after payment of all of its debts, the remainder of such assets shall be distributed to the shareholders in proportion to their ownership of the shares of the Corporation.

     (B) The relative rights, preferences and limitations of the preferred shares shall be determined as follows:

     The board of directors is empowered to determine the stated value per share thereof and to divide and redivide said preferred shares into classes and series and to designate and redesignate the rights, preferences and limitations of each class or series.


                                    ARTICLE V


     The address of the initial registered office is:

        Number One Citizens Banking Center
        Flint, Michigan  48502

     The name of the initial resident agent at the registered office is:
        R. Thomas Carley

                                   ARTICLE VI

     The business and affairs of the Corporation shall be managed by or under the direction of a board of directors consisting of not less than ten nor more than twenty-five directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the board of directors elected and serving. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. At the 1986 annual meeting of shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of shareholders beginning in 1987, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the board of directors that results from an increase in the number of directors may be filled by a majority of the board of directors elected and serving, and any other vacancy occurring in the board of directors may be filled by a majority of the directors elected and serving, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these articles of incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this article VI unless expressly provided by such terms.

     Any amendment, change or repeal of this article VI or any other amendment or change of this article of incorporation which will have the effect of modifying or permitting circumvention of this article VI, shall require the favorable vote, at a meeting of the shareholders of the Corporation, of the holders of at least two thirds of the then outstanding shares of capital stock of the Corporation entitled to vote; provided, however, that such two thirds vote shall not be required for any such amendment, change or repeal recommended to shareholders by the affirmative vote of not less than three-fourths of the board of directors then in office, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the Business Corporation Act of Michigan.

                                   ARTICLE VII

     The directors shall have the power to make, alter, amend, change, add to or repeal the bylaws of the Corporation not inconsistent with the provisions of these articles of incorporation. The affirmative vote of the holders of not less than two thirds of the outstanding shares of capital stock of the Corporation entitled to vote shall be required for the approval and adoption of any amendment, alteration, change, addition to or repeal of article II, section 3;
article III, section 11 and article III section 12 of the bylaws of the Corporation proposed by any shareholder of the Corporation.

     Any amendment, change or repeal of this article VII, or any other amendment of these articles of incorporation which will have the effect of modifying or permitting circumvention of this article VII, shall require the favorable vote, at a meeting of the shareholders of the Corporation, of the holders of at least two thirds of the then outstanding shares of capital stock of the Corporation entitled to vote; provided, however, that such two thirds vote shall not be required for any such amendment, change or repeal recommended to shareholders by the affirmative vote of not less than three-fourths of the board of directors, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the Business Corporation Act of Michigan.


                                  ARTICLE VIII

     Any action required or permitted to be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of not less than two thirds of the outstanding shares of capital stock of the Corporation entitled to vote. Any amendment, change or repeal of this article VIII, or any other amendment of these articles of incorporation which will have the effect of modifying or permitting circumvention of this article VIII, shall require the favorable vote, at a meeting of the shareholders of the Corporation, of the holders of at least two thirds of the then outstanding shares of capital stock of the Corporation entitled to vote; provided, however, that such two thirds vote shall not be required for, any such amendment, change or repeal recommended to shareholders by the affirmative vote of not less than three-fourths of the board of directors elected and serving, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the Business Corporation Act of Michigan.

                                   ARTICLE IX

     The affirmative vote of (a) the holders of not less than two thirds of the outstanding shares of capital stock of the corporation entitled to vote and (b) the holders of not less than a majority of the outstanding shares of capital stock of the corporation entitled to vote excluding for purposes of determining the affirmative vote required by this clause (b) all such shares of which a "Related Person" (as hereinafter defined) shall be a "Beneficial Owner" (as hereinafter defined), shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) involving a Related Person; provided, however, that the foregoing voting requirements set forth in clauses
(a) and (b) above shall not be applicable, and the provisions of Michigan law relating to the percentage of shareholder approval, if any, shall apply to any such Business Combination if:

     A. The "Continuing Directors" of the corporation (as hereinafter defined) by a three-fourths vote thereof have expressly approved the Business Combination either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Corporation that caused the Related Person to become a Related Person; or

     B.   If each of the following conditions are satisfied:
          1. The aggregate amount of the cash and the fair market value of the property, securities or other consideration to be received per share of any class or series of capital stock of the corporation in the Business Combination by holders of such capital stock of the corporation, other than the Related Person involved in the Business Combination, is not less than the "Highest Per Share Price" or the "Highest Equivalent Price" (as these terms are hereinafter defined), paid or to be paid by the Related Person in acquiring any of such class or series of the capital stock of the corporation outside of such Business Combination; and

          2. A proxy statement complying with the requirements of the Securities Exchange Act of 1934, as amended, shall have been mailed to all shareholders of the Corporation for the purpose of soliciting shareholder approval of the Business Combination. The proxy statement shall contain at the front thereof, in a prominent place, the position of the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by the Continuing Directors as to the fairness of the terms of the Business Combination, from the point of view of the holders of the outstanding shares of capital stock of the corporation other than any Related Person.

For purposes of this Article IX:

     1. The term "Business Combination" means (i) any merger, consolidation or share exchange of the corporation or any of its subsidiaries into or with any member of any Related Person, in each case irrespective of which corporation or company is the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any member of any Related Person (in a single transaction or a series of related transactions) of all or a Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any securities of a subsidiary) or a Substantial Part of the assets of any of its subsidiaries; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the corporation or to or with any of its subsidiaries (in a single transaction or series of related transactions) of all or a Substantial Part of the assets of any member of any Related Person; (iv) the issuance or transfer of any securities of the Corporation or any of its subsidiaries by the corporation or any of its subsidiaries to any member of any Related Person (other than an issuance or transfer of securities which is effected on a pro rata basis to all shareholders of the Corporation); (v) the acquisition by the Corporation or any of its subsidiaries of any securities of any member of any Related Person; and (vi) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

     2. The term "Related Person" shall mean any individual, corporation, partnership or other person or entity, including any member of a "group" (as defined in section 13(d)(3)) of the Securities Exchange Act of 1934 as in effect at the date of the adoption of this article by the shareholders of the corporation; such act and such rules and regulations promulgated thereunder, collectively and as so in effect, being hereinafter referred to as the "Exchange Act"), and any "Affiliate" or "Associate" (as defined in Rule 12b-2 of the Exchange
          Act) of any such individual, corporation, partnership or other person or entity which, as of the record date for the determination of shareholders entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of such transaction, together with their Affiliates and Associates, are "Beneficial Owners" (as defined in Rule 13d-3 of the Exchange Act) in the aggregate of ten percent or more of the outstanding shares of any class or series of capital stock of the Corporation.

     3. The term "Substantial Part" shall mean more than 10% of the fair market value, as determined by three-fourths of the Continuing Directors, of the total consolidated assets of the corporation and its subsidiaries taken as a whole, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

     4.   For the purposes of subparagraph B. 1. of paragraph one of this article IX, the term "other consideration to be received" shall include, without limitation, common stock or other capital stock of the Corporation retained by shareholders of the Corporation other than Related Persons or parties to such Business Combination in the event of a Business Combination in which the corporation is the surviving corporation.

     5. The term "Continuing Directors" shall mean a director who either (i) was a member of the board of directors of the Corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person, or (ii) has been designated (before his or her initial election as director) as a Continuing Director by a majority of the then Continuing Directors.

     6. A "Related Person" shall be deemed to have acquired a share of the capital stock of the Corporation at the time when such Related Person became a Beneficial Owner thereof. With respect to the shares owned by Affiliates, Associates or other persons whose ownership is aggregated with that of a Related Person under the foregoing definition of Related Person, if the price paid by such Related Person for such shares is not determinable by the Continuing Directors, such price shall be deemed to be the higher of (a) the price paid upon the acquisition thereof by the Affiliate, Associate, or other person or
          (b) the market price of the shares in question at the time when the Related Person became a Beneficial Owner thereof.

     7. The terms "Highest Per Share Price" and "Highest Equivalent Price" as used in this article IX shall mean the following: If there is only one class of capital stock of the Corporation issued and outstanding, the Highest Per Share Price shall mean the highest price that can be determined to have been paid or to have been agreed to be paid, by the Related Person for any share or shares of that class of capital stock within the two year period immediately prior to the announcement date of the proposed Business Combination or in the transaction in which the shareholder became a Related Person, whichever is higher. If there is more than one class of capital stock of the Corporation issued and outstanding, the Highest Equivalent Price shall mean with respect to each class and series of capital stock of the Corporation, the amount determined by three-fourths of the Continuing Directors, on whatever basis they believe is appropriate, to be the highest per share price equivalent for each such class or series to have been paid or to have been agreed to be paid by the Related Person within the two year period immediately prior to the announcement date of the proposed Business Combination or in the transaction in which the shareholder became a Related Person, whichever is higher. The Highest Per Share Price and the Highest Equivalent Price shall also include any brokerage commissions, transfer taxes and soliciting dealers' fees paid by the Related Person with respect to the shares of capital stock of the corporation acquired by the Related Person.

          The board of directors of the Corporation shall have the power and duty to determine for the purposes of this article IX on the basis of information then known to it, (i) whether any person is an Affiliate or Associate of another person, (ii) whether any proposed sale, lease, exchange or other disposition of part of the properties or assets of the Corporation involves a Substantial Part of the properties or assets of the Corporation, and (iii) the value of the Highest Per Share Price and Highest Equivalent Price. Any such reasonable determination by the board of directors shall be conclusive and binding for all purposes of this article IX. Any amendment, change or repeal of this article IX, or any other amendment of this Restated Certificate of Incorporation which will have the effect of modifying or permitting circumvention of this article IX, shall require the favorable vote, at a meeting of the shareholders of the Corporation, of (a) the holders of at least two thirds of the then outstanding shares of capital stock of the Corporation entitled to vote and (b) a majority of the outstanding shares of capital stock of the corporation entitled to vote of which a Related Person is not a Beneficial Owner; provided, however, that this paragraph shall not apply to, and such two thirds and majority vote shall not be required for, any such amendment, change or repeal recommended to shareholders by the affirmative vote of not less than three-fourths of the Continuing Directors, and such amendment, change, or repeal so recommended shall require only the vote, if any, required under the applicable provision of the Business Corporation Act of Michigan.

     This article IX shall not be applicable to the Corporation effective on the date on which the board of directors of the Corporation elects by resolution to become subject, and so long as the Corporation remains subject, in whole or in part, as to specifically identified or unidentified interested shareholders (as defined in Chapter 7A) of the Corporation, to the voting requirements of Section 780 of Chapter 7A of the Business Corporation Act of the State of Michigan ("Chapter 7A"). If for any reason the provisions of Chapter 7A are not applicable to the Corporation after the board of directors have elected to have the Corporation become subject thereto, then, in such event, article IX shall be effective and applicable to the Corporation.


                                   ARTICLE X

     (a) No director of the Corporation shall be personally liable to the Corporation or to its shareholders for monetary damages for breach of the director's fiduciary duty except for liability (i) for a breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for a violation of Section 551(1) of the Business Corporation Act of Michigan; (iv) for a transaction from which the director derived an improper personal benefit, or (v) for an act or omission occurring before March 1, 1987.

     (b) The indemnification or advancement of expenses provided by law is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under these articles of incorporation, the bylaws of the Corporation or a contractual agreement.

     IN WITNESS WHEREOF Citizens Banking Corporation has caused these Restated Articles of Incorporation to be signed by Charles R. Weeks, its President and Chief Executive Officer, and attested by R. Thomas Carley, its Executive Vice President and Secretary, on this 19th day of April, A.D. 1988.


                                    /s/ Charles R. Weeks
                                    -------------------------
                                    Charles R. Weeks
                                    President and Chief
                                    Executive Officer

ATTESTED


By: /s/ R. Thomas Carley
   --------------------------
    R. Thomas Carley
    Executive Vice President
    and Secretary



     [SEAL]

                              OPT IN CONTROL SHARE
                              ACQUISITION STATUTE            no fee

 MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
-------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)
Date Received
            FILED                                     OCT 26, 1988
         OCT 26 1988
        Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau

efc 10-31-88
-------------------------------------------------------------------------------
                         ELECTION PURSUANT TO SECTION 2
                              OF ACT NO. 58 of the
                               PUBLIC ACTS OF 1988

-------------------------------------------------------------------------------
1.   The present name of the corporation is: CITIZENS BANKING CORPORATION

2.   The corporation identification number (CID) assigned by the Bureau is:
     031-208

3.   The location of its registered office is:
     One Citizens Banking Center                 Flint, Michigan   48502
     --------------------------------------------------------------------------
     (Street Address)                            (City)           (ZIP Code)

     Citizens Banking Corporation, hereby files with the Department of Commerce, pursuant to Section 2 of Act No. 58 of the Public Acts of 1988, the following resolution adopted by the Board of Directors of the Corporation on October 21, 1988.

     RESOLVED, that the Board of Directors of Citizens Banking Corporation, a Michigan corporation that is an "issuing public corporation" as defined in
Section 793 of the Michigan Business Corporation Act, hereby elects, pursuant to
Section 2 of Act No. 58 of the Public Acts of 1988, to have such Act apply to the Company effective as of October 31, 1988.

                                  CITIZENS BANKING CORPORATION
                                  By: /s/ R. Thomas Carley
                                     ------------------------------------------
                                      R. Thomas Carley
                                      Executive Vice President and Secretary
                                     ------------------------------------------
                                           (Title and Name)

                           CHANGE IN REGISTERED AGENT


     NOTE: THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE ANNUAL REPORT. THE PRESENCE OF THIS REPORT IN NO WAY IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT, HAS BEEN ACCEPTED BY THE CORPORATION AND SECURITIES BUREAU.

C&S-2500 (REV. 8-88)
MICHIGAN DEPARTMENT OF COMMERCE

FOR BUREAU USE ONLY

891B#4874  0329  P-MAR   $15.00
891B#4874  0329  ORG&FI   $5.00

               1989 MICHIGAN ANNUAL REPORT -- PROFIT CORPORATIONS
               (Please read instructions before completing form)
     This report shall be filed by all profit corporations before May 16, 1989 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. ONLY those corporations incorporated or admitted after December 31, 1988 and before May 15, 1989 are exempt from filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972, as amended. Penalties may be assessed under the Act for failure to file.
This Report
            -------------------------------------------------------------------
Must Report of Condition on Corporation be Filed before MAY 16, 1989
DECEMBER 31, 1988 or ________  Number 031208
--------------------------------------------------------------------------------
1.   Corporate Name
--------------------------------------------------------------------------------
     CITIZENS BANKING CORPORATION
     NUMBER ONE CITIZENS BANKING CTR
     FLINT, MI 48502
--------------------------------------------------------------------------------
2.   Resident Agent - do not
3.   Registered Office Address
4.   Federal Employer No.
5. Term of Existence alter preprinted information 382378932 PERPETUAL in this item or item 3.
     R. THOMAS CARLEY
--------------------------------------------------------------------------------
6.   Incorporation Date
7.   State of Incorporation in Michigan - No., Street, 11/10/1980
             MI City, Zip NUMBER ONE CITIZENS BANKING CTR, FLINT 48502
     -------
--------------------------------------------------------------------------------
8.   Date of Admittance (Foreign Corp.)
9.   Act Under Which Incorporated (If other than 1931, P.A. 327  or 1972, P.A.
     284)
--------------------------------------------------------------------------------
10. (DOMESTIC CORPORATIONS ONLY) COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED. FOREIGN CORPORATIONS MUST USE FORM C&S 562.
--------------------------------------------------------------------------------
a.   The name of the successor resident agent is:  Thomas W. Gallagher
b.   The address of the registered office is changed to:

     ___________________________________________________, Michigan ____________
     (Street Address)                   (City)                       (ZIP Code)

c.   The mailing address of the registered office if different than 10b. is:

     _____________________________________________________, Michigan __________
     (Address)                           (City)                       (ZIP Code)
ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED FILED BY DEPARTMENT APR 7 '89
--------------------------------------------------------------------------------
11. Principal business office, and, if different, principal place of business in Michigan: Same as Item 1.

12. Nature and type of business in which corporation is engaged: Bank holding company

13.  a. Name of parent corporation: None
     b. List any subsidiary corporations: See attached list of subsidiaries
--------------------------------------------------------------------------------
14. Corporate Stock Report -- Total Authorized Capital Stock (Not merely outstanding)
--------------------------------------------------------------------------------

a. Shares With        No. of Shares Authorized        Par-Value        Total Authorized        Amount         Amount
   Par-Value              With Par-Value              Per Share             Capital          Subscribed       Paid-In
  COMMON                    12,000,000                 $10.000        $120000000.000         $              $68,693,380
------------------------------------------------------------------------------------------------------------------------
                                                                                             $              $
------------------------------------------------------------------------------------------------------------------------
                                                                                             $              $
------------------------------------------------------------------------------------------------------------------------
                                                                                             $              $
------------------------------------------------------------------------------------------------------------------------
b. Shares Without     No. of Shares Authorized       Stated Value       No. of Shares           Amount         Amount
   Par-Value               Without Par Value          Per Share      Subscribed or Issued     Subscribed      Paid-In

    PFD.                      300,000                  $0.100                                $              $  -0-
------------------------------------------------------------------------------------------------------------------------
                                                                                             $              $
------------------------------------------------------------------------------------------------------------------------


                                                                   MAR 29, 1989

15.  The following is a statement of assets and liabilities as shown by the
     books of the corporation on December 31, 1988 or           (close of fiscal
     year next preceding May 15, 1989) listed separately as to property within and without Michigan. The balance sheet of a Michigan corporation must be the same balance sheet as furnished to shareholders.


                                          WITHIN       WITHOUT
     ASSETS                     TOTAL    MICHIGAN     MICHIGAN         LIABILITIES AND EQUITY
---------------------------------------------------------------------------------------------------------------------
Cash                                                                   Notes and Accounts Payable, Trade
Notes and Accounts Receivable                                          Notes and Accounts Payable, Other
Inventories                                                            Accrued Expenses
Prepaid Expenses                                                       Long Term Indebtedness
Non-current Notes and                                                  Reserves and Contingent
  Accounts Receivable           See attached Consolidated              Liabilities
Land                            Balance Sheet                            Deferred Income Tax
Depreciable Assets
  Machinery and Equipment
  Furniture and Fixtures
  Buildings                                                            Stockholders Equity
  Other                                                                  Common Stock (par value)
                                                                         Preferred Stock (par value)
                                                                         No Par Value Stock
  Less Depreciation                                                        (stated value)
  Net Depreciable Assets                                                 Additional Paid-In Capital
Investments                                                              Retained Earnings (deficit)
  Investments in Subsidiaries                                            Other
  Other Investments                                                         Total Stockholders Equity
Other Assets

TOTAL ASSETS                                                           TOTAL LIABILITIES & EQUITY
---------------------------------------------------------------------------------------------------------------------


16.  Corporate Officers and Directors

---------------------------------------------------------------------------------------------------------------------
                       OFFICE                      NAME, STREET & NUMBER, CITY, STATE & ZIP CODE
---------------------------------------------------------------------------------------------------------------------

                       President                   See attached list of officers
---------------------------------------------------------------------------------------------------------------------
If Different
than President         Secretary

                       Treasurer

                       Vice-President
---------------------------------------------------------------------------------------------------------------------
If Different
than Officers          Director                    See attached list of directors

                       Director

                       Director

                       Director
---------------------------------------------------------------------------------------------------------------------

17.  Is 51% or more of this corporation owned and controlled by woman/women?
     [ ] Yes     [ ] No

     (A response to this question is voluntary and will be used for statistical purposes only).

18. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors. After filing, this report is open to reasonable inspection by the public pursuant to Section 915, Act 284, Public Acts of 1972, as amended.

                                 Signed this 28th day of March, 1989.
                                 By Thomas W. Gallagher
                                   -------------------------------------------
                                   (Signature of Authorized Officer or Agent)*
                                    Thomas W. Gallagher
                                    Vice President, General Counsel & Secretary
                                   --------------------------------------------
                                        (Type or print Name and Title)
                                   *If Item 10 has been completed, this report must be signed by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation.
Filing Fee $15.00 (without change of agent or registered office)
Filing Fee $20.00 (with change of agent or registered office in Item 10)
MAKE REMITTANCE PAYABLE TO: "STATE OF MICHIGAN"

RETURN TO:
  DEPARTMENT OF COMMERCE
  CORPORATION AND SECURITIES BUREAU
  CORPORATION DIVISION
  6546 MERCANTILE WAY
  P.O. BOX 30057
  LANSING, MICHIGAN 48909

                                  "RIGHTS PLAN"
                           CERTIFICATE OF DESIGNATIONS


C&S-515 (10/89)                                  904EH5497 0727 ORG&FI $10.00
-----------------------------------------------------------------------------
 MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
-----------------------------------------------------------------------------
(FOR BUREAU USE ONLY)
Date Received
            FILED                                     JUL 26, 1990
         JUL 26 1990
        Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau
-----------------------------------------------------------------------------
            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS
             (Please read information and instructions on last page)
     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:
------------------------------------------------------------------------------
1.   The present name of the corporation is: CITIZENS BANKING CORPORATION

2.   The corporation identification number (CID) assigned by the Bureau is:
     031-208

3.   The location of its registered office is:
     One Citizens Banking Center               Flint, Michigan   48502
     -------------------------------------------------------------------------
     (Street Address)                          (City)          (ZIP Code)
------------------------------------------------------------------------------
4. Article IV of the Articles of Incorporation is hereby amended to read as follows: SEE ATTACHED FOR ADDITIONAL PROVISIONS TO ARTICLE IV

------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the _______ day of _________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.
         Signed this _______ day of ________________, 19_____.

----------------------------------     ------------------------------------
           (Signature)                              (Signature)
----------------------------------     ------------------------------------
       (Type or Print Name)                     (Type or Print Name)
----------------------------------     ------------------------------------
           (Signature)                              (Signature)
----------------------------------     ------------------------------------
       (Type or Print Name)                     (Type or Print Name)

b. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the 20th day of July, 1990. The amendment: (check one of the following)

         [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

         [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

         [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

         [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation.

         [X] was duly adopted by a majority of the Directors pursuant to and as permitted by Article IV of the Corporation's Amended and Restated Articles of Incorporation


                             Signed this 20th day of July, 1990

                             By Thomas W. Gallagher
                                ----------------------------------------------
                                (Only signature of: President, Vice-President,
                                 Chairperson and Vice-Chairperson)
                                Thomas W. Gallagher, Vice President, General
                                Counsel & Secretary
                              ------------------------------------------------
                              (Type or Print Name)        (Type or Print Title)

C&S-515

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

Mark A. Metz
Dykema Gossett
35th Floor
400 Renaissance Center
Detroit, Michigan 48243


Name of person or organization remitting fees:

Citizens Banking Corporation
----------------------------
Preparer's name and business
telephone number:
----------------------------
Mark A. Metz
----------------------------
(313) 568-5434


                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation formed on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators if more than one listed in Article V of the Articles of Incorporation if a profit corporation, and all the incorporators if a non-profit corporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson or vice-chairperson of the corporation.

8.   FEE: (Make remittance payable to the State of Michigan.

          Include corporation name and CID Number on check or
          money order)                                                    $10.00
          Franchise fee for profit corporations (payable only if
          authorized shares have increased):
          each additional 20,000 authorized shares or portion thereof     $30.00

9.   Mail form and fee to:
     Michigan Department of Commerce
     Corporation and Securities Bureau
     Corporation Division
     P.O. Box 30054
     6546 Mercantile Way
     Lansing, MI  48909
     Telephone: (517) 334-6302

                           CERTIFICATE OF DESIGNATIONS

                   ESTABLISHING AND DESIGNATING THE SERIES AND
           FIXING AND DETERMINING THE RELATIVE RIGHTS AND PREFERENCES
                         OF THE SERIES A PREFERRED STOCK

                                       OF

                          CITIZENS BANKING CORPORATION

                        Pursuant to Section 302(4) of the
                        Michigan Business Corporation Act
                        ---------------------------------


     Citizens Banking Corporation, a Michigan corporation, hereby certifies that the following resolution was duly adopted by the Board of Directors of the Corporation at a meeting duly called and held on July 20, 1990, pursuant to authority conferred upon the Board of Directors by the provisions of the Amended and Restated Articles of Incorporation, and that the complete text of such resolution is as follows:

     RESOLVED: That pursuant to the authority vested in the Board of Directors in accordance with the provisions of its Amended and Restated Articles of Incorporation, a series of preferred stock of the Company be and it hereby is created, and that the determination of the terms and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as set forth below, and that the Amended and Restated Articles of Incorporation of the Company be and hereby are amended by adopting a Certificate of Designations containing the terms and conditions contained in Exhibit A to the Rights Agreement.


                        Exhibit A to the Rights Agreement

     There is hereby established a series of serial preferred stock to which the following provisions shall be applicable:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock" (the "Preferred Stock") and the number of shares constituting the Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors (hereinafter called the "Board of Directors" or the "Board") of Citizens Banking Corporation, (the "Company"); provided, that no decrease shall reduce the number of shares of Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Preferred Stock.

Section 2.  Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company (or any similar stock) ranking prior and superior to the Preferred Stock with respect to dividends, the holders of shares of Preferred Stock, in preference to the holders of Common Stock, par value $10.00 per share (the "Common Stock"), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Company shall declare a dividend or distribution on the Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Preferred Stock shall entitle the holder thereof to one hundred votes on all matters submitted to a vote of the shareholders of the Company.

     (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

     (C) Except as set forth herein, or as otherwise provided by law, holders of Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.


Section 4. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Preferred Stock outstanding shall have been paid in full, the Company shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, except dividends paid ratably on the Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Preferred Stock, or any shares of stock ranking on a parity with the Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation or in any other Certificate of Designations creating a series of preferred stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock unless, prior thereto, the holders of shares of Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, except distributions made ratably on the Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the

Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Preferred Stock shall not be redeemable.

     Section 9. Rank. The Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company's preferred stock.

     Section 10. Amendment. The Amended and Restated Articles of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of this 20th day of July, 1990.





                                CITIZENS BANKING CORPORATION




                                By:  Thomas W. Gallagher
                                     Thomas W. Gallagher,
                                     Vice President,General
                                     Counsel and Secretary

                     AMENDMENT TO INCREASE AUTHORIZED STOCK

C&S 515 (Rev. 2-92)

 MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)
Date Received                                           MAY 1 1992
            FILED
         JUN 03 1992
Name Thomas W. Gallagher
     Administrator
Citizens Banking Corporation
MICHIGAN DEPARTMENT OF COMMERCE
Address One Citizens Banking Center
Corporation and Securities Bureau
City Flint  State MI  ZIP Code 48502
EFFECTIVE DATE:
--------------------------------------------------------------------------------
DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

      CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                   FOR USE BY DOMESTIC CORPORATIONS
       (Please read information and instructions on last page)
  Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:
------------------------------------------------------------------------------

1.   The present name of the corporation is: CITIZENS BANKING CORPORATION

2.   The corporation identification number (CID) assigned by the Bureau is:
     031-208

3.   The location of its registered office is:
     One Citizens Banking Center           Flint, Michigan       48502
--------------------------------------------------------------------------------
     (Street Address)                          (City)          (ZIP Code)

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

                     The total authorized capital stock is:
                      Common shares 20,000,000 No Par Value
                     Preferred shares 5,000,000 No Par Value

--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a.   [ ] The foregoing amendment to the Articles of Incorporation was duly
         adopted on the        day of         , 19  , in accordance with the
         provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.
----------------------------------     ------------------------------------
           (Signature)                              (Signature)
----------------------------------     ------------------------------------
       (Type or Print Name)                     (Type or Print Name)
----------------------------------     ------------------------------------
           (Signature)                              (Signature)
----------------------------------     ------------------------------------
       (Type or Print Name)                     (Type or Print Name)

b. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the 21st day of April, 1992. The amendment: (check one of the following)

         [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

         [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

         [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

         [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation.


                             Signed this 28th day of April, 1992

                             By Thomas W. Gallagher
                                ------------------------------------------------
                                 (Only signature of: President, Vice-President,
                                  Chairperson and Vice-Chairperson)
                                  Thomas W. Gallagher
                                  Vice President, General Counsel & Secretary
                                ------------------------------------------------
                                (Type or Print Name)       (Type or Print Title)

                    CERTIFICATE OF MERGER "ROYAL BANK GROUP"
C&S 550 (6-92)

   MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)
Date Received                                     OCT 1  1993
        FILED
     OCT 01 1993
Name Thomas W. Gallagher
      Administrator
Citizens Banking Corporation
MICHIGAN DEPARTMENT OF COMMERCE
Address  One Citizens Banking Center
Corporation & Securities Bureau
City  Flint  State  Michigan  ZIP Code 48502-2401
EFFECTIVE DATE:
--------------------------------------------------------------------------------
DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

                     CERTIFICATE OF MERGER/CONSOLIDATION
                 FOR USE BY DOMESTIC OR FOREIGN CORPORATIONS
           (Please read information and instructions on last page)
Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:
--------------------------------------------------------------------------------

1.   The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent corporation and its corporation identification number is:

      Citizens Banking Corporation            031-208
--------------------------------------------------------------------------------
      Royal Bank Group, Inc.                  353-204
--------------------------------------------------------------------------------
b. The name of the surviving (new) corporation and its corporation identification number is:

      Citizens Banking Corporation            031-208
--------------------------------------------------------------------------------

c.   For each constituent stock corporation, state:

                            Designation and
                        number of outstanding    Indicate class or   Indicate class or
                        shares in each class      series of shares    series entitled
Name of corporation          or series            entitled to vote   to vote as a class
-------------------     ---------------------    -----------------   ------------------
Citizens Banking             13,102,053            Common Stock        Common Stock
  Corporation                shares of
                           Common Stock

Royal Bank Group, Inc.        574,871              Common Stock        Common Stock
                             shares of
                           Common Stock

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:
--------------------------------------------------------------------------------

d.   For each constituent nonstock corporation

     (i) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

     (ii) If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and
          (c) the number, classification and voting rights of its directors.

e. The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:

See Articles I and II (attached hereto as an Exhibit A) of the Agreement and Plan of Merger dated May 18, 1993 (the "Agreement") between Citizens Banking Corporation ("Citizens") and Royal Bank Group, Inc. ("Royal"). The Conversion Number referred to in Section 2.1 of the Agreement, as adjusted in accordance with Sections 2.1(c) and 2.1(e) of the Agreement, is 1.885 of validly issued, fully paid and nonassessable shares of Common Stock of Citizens. A copy of the Agreement will be furnished by Citizens on request and without cost to any shareholder of Royal or Citizens.

f. If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:


g.   Other provisions with respect to the merger (consolidation) are as follows:
--------------------------------------------------------------------------------

2.   (Complete for any foreign corporation only)

     This merger (consolidation) is permitted by the laws of the state of
                                                                          ------
     the jurisdiction under which                                 is organized
                                   -----------------------------
                                   (name of foreign corporation)
     and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.
--------------------------------------------------------------------------------

3. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office).

     The merger (consolidation) shall be effective on the             day of
                                                          ------------
                    , 19  .
     ---------------    --
------------------------------------------------------------------------------

4.   (Complete applicable section for each constituent corporation)

     a.   (For domestic profit corporations only)

          The plan of merger was approved by the unanimous consent of the
          incorporators of                                       , which has not
                          ---------------------------------------
          commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

     b.   (For profit corporations involved in a merger only)

          The plan of merger was approved by the Board of Directors of Citizens Banking Corporation, the surviving corporation, without the approval of the shareholders of that corporation in accordance with Section 701 of the Act.

     c.   (For profit corporations only)

          The plan of merger was adopted by the Board of Directors of Royal Bank Group, Inc. and was approved by the shareholders of that corporation in accordance with Section 703a.

     d.   (For nonprofit corporations only)

          The plan of merger or consolidation was adopted by the Board of Directors

          (i) (Complete if organized upon a stock or membership basis) of and was approved by
          ------------------------------------------------
          the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to Section 407 by written consent and written notice, if required.

          (ii) (Complete if organized upon a directorship basis) of
                                                              in accordance with
          ---------------------------------------------------
          Section 703(3).
------------------------------------------------------------------------------
Sign this area for item 4(a).

Signed this                  day of                    , 19  .
           -----------------        ------------------     --
------------------------------------------------------------------------------
Sign this area for items 4(b), 4(c), or 4(d).

                         Signed this 30th day of September, 1993.

                         CITIZENS BANKING CORPORATION

                         By /s/ Charles R. Weeks
                           ---------------------------------------
                           (Only signature of: President, Vice-
                            President, Chairperson or Vice-
                            Chairperson)

                         Charles R. Weeks, President
                         -----------------------------------------
                              (Type or Print Name and Title)
                         Signed this 30th day of September, 1993.
                         ROYAL BANK GROUP, INC.
                         -----------------------------------------
                                  (Name of Corporation)

                         By /s/ Edward B. LeFevre
                            --------------------------------------
                             (Only signature of:  President, Vice-
                              President, Chairperson or Vice-
                              Chairperson)

                              Edward B. LeFevre, President
                         ------------------------------------------
                             (Type or Print Name and Title)

                                   EXHIBIT A


                                   ARTICLE I
                                   THE MERGER



     1.1 Effective Time of the Merger. Subject to the provisions of this Agreement, a certificate of merger (the "Certificate of Merger") shall be duly filed by Citizens and Royal with the Michigan Department of Commerce pursuant to the Michigan Business Corporation Act (the "MBCA") as soon as practicable on or after the Closing Date (as defined in Section 1.2). The Merger shall become effective upon the filing of the Certificate of Merger with the Michigan Department of Commerce or at such time thereafter as Citizens and Royal may agree in writing to provide in the Certificate of Merger (the "Effective Time").

     1.2 Closing. Subject to the terms and conditions hereof, the closing of the Merger (the "Closing") will take place at a time and date to be specified by the parties, which shall be the first day which is (a) the last business day of a month and (b) at least two business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Sections 6.1 and 6.2(c) hereof (the "Closing Date"), at the offices of Dykema Gossett, 505 N. Woodward Avenue, Bloomfield Hills, Michigan, unless another time, date or place is agreed to in writing by the parties hereto.

     1.3 Effects of the Merger. (a) At the Effective Time, (i) the separate existence of Royal shall cease and Royal shall be merged with and into Citizens,
(ii) the Articles of Incorporation of Citizens, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with applicable law, and (iii) the Bylaws of Citizens, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until amended in accordance with applicable law.

     (b) As used in this Agreement, the term "Constituent Corporations" shall mean Citizens and Royal and the term "Surviving Corporation" shall mean Citizens.

     (c) At and after the Effective Time, the Merger will have the effects set forth in Section 724(l) of the MBCA.


                                   ARTICLE II
                    EFFECT OF THE MERGER ON THE CAPITAL STOCK
                        OF THE CONSTITUENT CORPORATIONS;
                            EXCHANGE OF CERTIFICATES

     2.1 Effect on Capital Stock. (a) Conversion of Royal Common Stock At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Royal Common Stock, subject to Sections 2.1(d) and 2.2(e), each issued and outstanding share of Common Stock of Royal, par value $10 per share ("Royal Common Stock"), shall be converted into 2.0072 (the "Conversion Number") validly issued, fully paid and nonassessable shares of Common Stock of Citizens, without par value per share ("Citizens Common Stock"), subject to adjustment as hereinafter provided in Sections 2.1(c) and 2.1(e), and subject to the right of each Record Holder (as defined in Section 2.2(b) hereof) to elect to receive cash, in lieu of the shares of Citizens Common Stock to which such Record Holder is entitled, as provided in Section 2.1(d) hereof. All such shares of Royal Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate ("Certificate") previously representing any such shares shall thereafter represent the right to receive (i) the whole shares of Citizens Common Stock, (ii) the cash, if any, that the Record Holder of such shares shall have elected to receive pursuant to Section 2.1(d), and (iii) cash in lieu of any fractional share into which such Royal Common Stock has been converted pursuant to this Section 2.1(a). Certificates representing shares of Royal Common Stock shall be exchanged for certificates representing whole shares of Citizens Common Stock and cash, if any, as herein provided, upon the surrender of such Certificates in accordance with Section 2.2, without any interest thereon. In the event that, subsequent to the date of this Agreement but prior to the Effective Time, the outstanding shares of Citizens Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in Citizens' capitalization, then an appropriate and proportionate adjustment shall be made to the Conversion Number.

     (b) Citizens Common Stock. Each share of Citizens Common Stock issued and outstanding at the Effective Time shall continue to be issued and outstanding.

     (c) Adjustment of Conversion Number. The Conversion Number shall be adjusted as follows: The Conversion Number is based on a value of $19.50 per share of Citizens Common Stock. If the Average Price Per Share (as defined in
Section 2.2(e) hereof) of Citizens Common Stock is greater than $19.50, the Conversion Number shall be adjusted downward to the number obtained by multiplying the Conversion Number by a fraction the numerator of which is $19.50 and the denominator is the Average Price Per Share but not more than $21. If the Average Price Per Share is less than $19.50, the Conversion Number shall be adjusted upward to the number obtained by multiplying the Conversion Number by a fraction the numerator of which is $19.50 and the denominator is the Average Price Per Share but not less than $18.

     (d) Right to Elect to Receive Cash. Each Record Holder shall have the right to receive cash rather than the shares of Citizens Common Stock that such Record Holder is entitled to receive under Section 2.1(a), provided, however, that the aggregate amount of cash to be paid to all Record Holders pursuant to such election shall not exceed $3,400,000 (the "Cash Fund"). If the aggregate amount of cash payable to Record Holders as shown by their elections would exceed the Cash Fund, the Cash Fund shall be allocated among such Record Holders who have elected cash, pro rata on the basis of their holdings of Royal Common Stock as of the Effective Time and for which such Holders have submitted valid elections, and certificates shall be issued to each such Holder for the balance of the shares of Citizens Common Stock to which such Holder is entitled. The amount of cash to be paid in lieu of shares of Citizens Common Stock shall be determined on the basis of $19.50 per share of Citizens Common Stock. Any Record Holder wishing to receive cash in accordance with this Section 2.1(d) shall deliver to the Exchange Agent, no later than 20 calendar days after the Effective Time, a duly completed election form as provided by the Exchange Agent. Record Holders who do not make such an election shall be entitled to receive only shares of Citizens Common Stock.

     (e) Additional Merger Consideration. In addition to the shares of Citizens Common Stock and cash, if any, into which each issued and outstanding share of Royal Common Stock is converted pursuant to Sections 2.1(a) and (d), each such share of Royal Common Stock outstanding as of the Effective Time also shall be converted into a fraction of a share of Citizens Common Stock determined (i) by dividing the "Adjusted 1993 Net Income" of Royal, as determined pursuant to Section 2.1(g) or (h), as the case may be, by the Average Price Per Share and (ii) dividing the resulting number by the total number of shares of Royal Common Stock outstanding as of the Effective Time. The resulting fraction shall be added to the Conversion Number determined under Section 2.1(a) after the Conversion Number has been adjusted for any adjustment required by
Section 2.1(c).

     (f)  Definition of "Adjusted 1993 Net Income" of Royal.  The Adjusted
1993 Net Income of Royal shall mean the excess, if any, of the Total Stockholders' Equity as shown in the Estimated Financial Statements or Closing Financial Statements, as the case may be, as hereinafter provided, of Royal as of the Closing Date over $13,456,000 (which is the Total Stockholders' Equity as shown in the audited Consolidated Balance Sheet of Royal as of December 31,
1992) attributable to the consolidated net income of Royal for the period

January 1, 1993 to the Closing Date, subject to the following adjustments: (i) all of Royal's costs incurred in connection with the transactions contemplated hereby, including, without limitation, legal and accounting costs, costs of financial advisers, and Royal's share of the costs of Independent Accountants, if any, under Section 2.1(h), shall be deducted to the extent not deducted by Royal as an operating expense for the period prior to the Closing Date, and (ii) the effect of extraordinary items shall be eliminated; such extraordinary items shall include, without limitation, recognition of gains or losses upon sale of investment securities (other than the gain of $333,421 realized upon the sale of U.S. Treasury Notes on January 25, 1993, which gain shall not be excluded in the determination of the Adjusted 1993 Net Income), adoption of new accounting principles such as SFAS #106 and #109, gains or losses from disposal of significant lines of business or business assets, and other extraordinary items that have a material impact upon Adjusted 1993 Net Income.

     (g) Estimated Financial Statements. Approximately 30 days before the anticipated Closing Date, Royal shall prepare an estimated consolidated statement of income for the period January 1, 1993 through the Closing Date and an estimated consolidated balance sheet as of the Closing Date (the "Estimated Financial Statements"). Such Estimated Financial Statements shall be prepared in accordance with generally accepted accounting principles on a basis consistent with Royal's audited consolidated financial statements for 1992. The Estimated Financial Statements shall not reflect any adjustment requested by Citizens pursuant to Section 5.7 of this Agreement. Such Estimated Financial Statements shall take into consideration financial results of Royal as reported in its Form 1O-Q's and its internally prepared monthly financial statements. Royal shall submit such Estimated Financial Statements to Citizens for review. Royal shall meet with Citizens and its accountants at the request of Citizens and shall provide all information requested by Citizens with respect to the Estimated Financial Statements. If Citizens and Royal each is willing to accept the Estimated Financial Statements for purposes of determining the additional Merger consideration described in Section 2.1(e), each of them shall sign a certificate to which a copy of the Estimated Financial Statements is attached acknowledging acceptance of the Estimated Financial Statements as so prepared and setting forth the amount of Adjusted 1993 Net Income of Royal, the fraction, if any, to be added to the Conversion Number, the determination of such fraction, and the Conversion Number as adjusted for such fraction. Such Estimated Financial Statements shall be binding on Citizens and Royal, and shall not be subject to renegotiation or challenge thereafter except for manifest error or a breach by Royal of any of its representations, warranties, covenants or agreements hereunder, which error or breach becomes known prior to the Effective Time.

     (h) Reviewed Financial Statements. If Citizens and Royal cannot agree on the Estimated Financial Statements as set forth in Section 2.1(g), then Royal shall prepare a consolidated statement of income for the period January 1, 1993 through the Closing Date and a consolidated balance sheet as of the Closing Date (the "Closing Financial Statements"), as promptly as possible following the Closing. Such Closing Financial Statements shall be prepared in accordance with the requirements of Sections 2.1(f) and 2.1(g) and shall be reviewed by McEndarffer, Hoke & Bernhard, Royal's independent public accountants ("Royal's Accountants"). Royal's Accountants shall cooperate fully with Ernst & Young, Citizens' independent public accountants ("Citizens' Accountants") while the review is in progress to facilitate the timely review of the Closing Financial Statements by Citizens' Accountants. Citizens, Citizens' Accountants, Royal, and Royal's Accountants each shall have the right to review, at such party's expense, any of Citizens' Accountants' and Royal's Accountants' working papers relating to the preparation or review, as the case may be, of the Closing Financial Statements.

     Within 15 days after the reviewed Closing Financial Statements are delivered to Citizens by Royal, Citizens shall advise Royal in writing that it either (i) accepts the Closing Financial Statements or (ii) does not accept them. If Citizens accepts the Closing Financial Statements, Citizens and Royal shall then prepare and execute a certificate as described in Section 2.1(g). If Citizens does not accept the Closing Financial Statements, Citizens shall set forth in reasonable detail the basis for its refusal to accept the Closing Financial Statements. Citizens and Royal shall use their best efforts to resolve the disagreement within 30 days. If Citizens and Royal fail to resolve their disagreement within such 30-day period, then within seven days following the expiration of such 30-day period a "Big Six" accounting firm (other than Ernst & Young) shall be designated in writing by Royal, or if Royal shall fail to designate such accounting firm in writing within such seven-day period, Citizens shall be entitled to make such designation. Alternatively, Citizens and Royal may agree upon any other accounting firm within the initial seven-day period (the "Independent Accountants"). The Independent Accountants shall make the final determination with respect to such disagreement regarding the Closing Financial Statements and shall determine the amount of the additional Merger consideration under Section 2.1(e). The fees and expenses of such firm in making such determination shall be borne 50% by Citizens and 50% by Royal. The decision of the Independent Accountants shall be addressed to each of Citizens and Royal and shall be final and binding upon Citizens and Royal. Promptly after the additional Merger consideration has been determined, Citizens shall cause the Exchange Agent (as defined in Section 2.2(a)) to notify the Record Holders of the amount of the additional Merger consideration and to pay such consideration to those Record Holders who have complied with the exchange procedures of
Section 2.2. Record Holders who have elected to receive payment in cash pursuant to Section 2.1(d) shall be paid the additional Merger consideration to which they are entitled in cash, regardless of whether the Cash Fund contains any or sufficient cash to make such payments.

     2.2 Exchange of Certificates. (a) Exchange Agent. As of the Effective Time, Citizens shall deposit with Citizens Commercial & Savings Bank ("Citizens Bank"), a wholly-owned Subsidiary (as hereafter defined) of Citizens (the "Exchange Agent"), for the benefit of the holders of shares of Royal Common Stock, for exchange in accordance with this Article II, certificates representing the shares of Citizens Common Stock, cash in lieu of such shares, and the cash in lieu of fractional shares (such cash and certificates for shares of Citizens Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued and paid,pursuant to this Article II in exchange for outstanding shares of Royal Common Stock. If the additional Merger consideration provided by
Section 2.1(e) has not been determined as of the

Effective Time, then as soon as such additional Merger consideration is determined, Citizens shall deposit with the Exchange Agent certificates for the shares of Citizens Common Stock into which shares of Royal Common Stock are converted pursuant to Section 2.1(e) and cash to be paid in lieu of such shares.

     (b) Exchange Procedures. Promptly after the Effective Time, Citizens shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates ("Record Holder") (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form as Citizens and Royal may reasonably specify and
(ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Citizens Common Stock, electing to receive cash, if any, in accordance with Section 2.1(d), and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of Citizens Common Stock, if any, and/or cash, if any, to which such Holder is entitled under Section 2.1, and unpaid dividends and distributions, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any cash payable to the Record Holder, nor on unpaid dividends and distributions, if any, payable to holders of Certificates. In the event of a transfer of ownership of Royal Common Stock which is not registered in the transfer records of Royal, the shares of Citizens Common Stock and cash to which the Record Holder of such Royal Common Stock is entitled may be issued and paid to such a transferee if the Certificate representing such Royal Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

     (c) Distributions with Respect to Unexchanged Shares; Voting. Whenever a dividend or other distribution is declared by Citizens on the Citizens Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares issuable pursuant to this Agreement, provided that no dividends or other distributions declared or made with respect to the Citizens Common Stock shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Citizens Common Stock represented thereby until the holder of such Certificate shall surrender such Certificate in accordance with this Article II. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the Certificates representing whole shares of Citizens Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Citizens Common Stock and not paid, and
(ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Citizens Common Stock. Holders of unsurrendered Certificates shall be entitled to vote after the Effective Time at any meeting of Citizens stockholders the number of whole shares of Citizens Common Stock represented by such Certificates, regardless of whether such holders have exchanged their Certificates.

     (d) Transfers. After the Effective Time, there shall be no transfers on the stock transfer books of Royal of the shares of Royal Common Stock which were outstanding immediately prior to the Effective Time. If after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the shares of Citizens Common Stock, if any, and/or cash, if any, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article II. Certificates surrendered for exchange by any person constituting an "affiliate" of Royal for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), shall not be exchanged until Citizens has received a written agreement from such person as provided in Section 6.2(j).

     (e) Fractional Shares. No fractional shares of Citizens Common Stock shall be issued pursuant hereto. In lieu of the issuance of any fractional share of Citizens Common Stock pursuant to Section 2.1(a) or 2.1(h), cash adjustments will be paid to holders in respect of any fractional share of Citizens Common Stock that would otherwise be issuable, and the amount of such cash adjustment shall be equal to such fractional proportion of the "Average Price Per Share" of a share of Citizens Common Stock. The "Average Price Per Share" of a share of Citizens Common Stock shall be the average of the high and low prices thereof as reported on the National Market System of NASDAQ (as reported by The Wall Street Journal or, if not reported thereby, another authoritative source) over the ten business days on which the stock is traded immediately preceding the day of the Effective Time.

     The Average Price shall be adjusted as follows for any dividend, stock split or distribution on Citizens Common Stock for which the "ex-dividend" or "ex-distribution" date occurs during the ten trading days immediately preceding the Effective Time: (i) if the record date for such dividend, stock split or distribution occurs prior to the Effective Time, the NASDAQ average prices of Citizens Common Stock on the days in such 10-day period prior to the "ex-dividend" or "ex-distribution" date shall, for purposes of determining the Average Price Per Share, be reduced by the amount or value of the dividend or cash distribution, or appropriately adjusted for the effect of any stock split or other distribution; and (ii) if the record date for such dividend, stock split or distribution occurs on or after the Effective Time, the price of Citizens Common Stock on the "ex-dividend" or "ex-distribution" date, and on subsequent days in such 10-day period, shall, for purposes of determining the Average Price Per Share, be increased by the amount or value of the dividend or cash distribution, or appropriately adjusted for the effect of any stock split or other distribution.

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments thereof and any Citizens Common

Stock) that remains unclaimed by the shareholders of Royal for six months after the Effective Time shall be paid to Citizens. Any shareholders of Royal who have not theretofore complied with this Article II shall thereafter look only to Citizens for payment of their shares of Citizens Common Stock, cash in lieu of fractional shares and unpaid dividends and distributions on the Citizens Common Stock deliverable in respect of each share of Royal Common Stock such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Citizens, the Exchange Agent or any other person shall be liable to any former holder of shares of Royal Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     (g) No Liability. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Citizens, the posting by such person of a bond in such amount as Citizens may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Citizens Common Stock, if any, and/or cash, if any, deliverable in respect thereof pursuant to this Agreement.

                           INCREASE IN AUTHORIZED STOCK

C&S 515 (Rev. 8/93)

--------------------------------------------------------------------------------------------------------
               MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------------------------------
Date Received                                                                  (FOR BUREAU USE ONLY)
                                                     FILED
MAY 12 1995

                                                  MAY 15, 1995
Adjusted per Tom Gallagher.                      Administrator                 EFFECTIVE DATE:
                                        MICHIGAN DEPARTMENT OF COMMERCE
                                       CORPORATION AND SECURITIES BUREAU

--------------------------------------------------------------------------------------------------------
NAME   Thomas W. Gallagher, Senior Vice President, General Counsel & Secretary
--------------------------------------------------------------------------------------------------------
ADDRESS   One Citizens Banking Center 328 S. Saginaw St.
--------------------------------------------------------------------------------------------------------
CITY   Flint,  STATE MI  ZIP CODE   48502-9985
--------------------------------------------------------------------------------------------------------

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE

                  CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                             FOR USE BY DOMESTIC CORPORATIONS
                  (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------
1.   The present name of the corporation is: CITIZENS BANKING CORPORATION

2.   The identification number assigned by the Bureau is: 031-208

3.   The location of the registered office is:

     One Citizens Banking Center,              Flint, Michigan 48502-9985
     ---------------------------------------------------------------------------
     (Street Address)                          (City)          (ZIP Code)
--------------------------------------------------------------------------------
4. Article III of the Articles of Incorporation is hereby amended to read as follows:

     The  total authorized capital stock is:

     1.   Common shares: 40,000,000 shares, no par value
     2.   Preferred shares: 5,000,000 shares, no par value
--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

a.   [ ] The foregoing amendment to the Articles of Incorporation was duly
         adopted on the day       of       , 19  , in accordance with the
         provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this          day of         , 19  .
            --------        --------    --


----------------------------------     ------------------------------------
           (Signature)                              (Signature)

----------------------------------     ------------------------------------
       (Type or Print Name)                     (Type or Print Name)

----------------------------------     ------------------------------------
           (Signature)                              (Signature)

----------------------------------     ------------------------------------
       (Type or Print Name)                     (Type or Print Name)

b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 18th day of April, 1995. The amendment: (check one of the following)

       [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

       [ ] was duly adopted by the written consent of all directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.
       [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)
       [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non profit corporation, or Section 407(2) of the Act if a profit corporation.


                             Signed this 10th day of May, 1995

                             By Thomas W. Gallagher
                                -----------------------------------------------
                                (Only Signature of President, Vice-President,
                                 Chairperson, or Vice-Chairperson)
                                Thomas W. Gallagher
                                Senior Vice President, General
                                Counsel & Secretary
                                -----------------------------------------------
                                (Type or Print Name)        (Type or Print Name)

C&S 515

Name of person or organization remitting fees:
CITIZENS BANKING CORPORATION
One Citizens Banking Center
328 S. Saginaw St.
Flint, MI  48502-9985

Preparer's name and business telephone number:
Thomas W. Gallagher
Senior Vice President, General Counsel & Secretary
(810) 766-7788


                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation and Securities Bureau. The original will be returned to the address appearing in the box on the front as evidence of filing.

     Since this document will be maintained on optical disk media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit Corporation or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation formed on a nonstock directorship basis, as authorized by
     Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as a additional article.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators if more than one listed in Article V of the Articles of Incorporation if a profit corporation, and all the incorporators if a nonprofit corporation. If the amendment is otherwise adopted, Item 5(b) must be completed and signed in ink by the president, vice-president, chairperson or vice-chairperson of the corporation.

8.   FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.

     NONREFUNDABLE FEE                                                     $     10.00
     TOTAL MINIMUM FEE                                                     $     10.00
     ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES OF PROFIT
      CORPORATIONS ARE:
       each additional 20,000 authorized shares or portion thereof         $     30.00
       maximum fee for first 10,000,000 authorized shares                  $  5,000.00
       each additional 20,000 authorized shares or portion thereof in
        excess of 10,000,000 shares                                        $     30.00
       maximum fee per filing for authorized shares in excess of
        10,000,000 shares                                                  $200,000.00

9.   Mail form and fee to:                   The office is located at:

     Michigan Department of Commerce            6546 Mercantile Way
      Corporation and Securities Bureau         Lansing, MI 48910
      Corporation Division                      Telephone: (517) 334-6302
      P.O. Box 30054
      Lansing, MI 48909-7554

C&S 515 (Rev. 8/93)
INCREASE IN AUTHORIZED STOCK
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


Date Received                               (FOR BUREAU USE-ONLY)
   JUN 03 1998                                      FILED


                                                 JUN 16 1998
                                                Administrator
                                MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                              CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

                                                                EFFECTIVE DATE:

Name
       Thomas W. Gallagher, Senior Vice President,
             General Counsel & Secretary
--------------------------------------------------------

  Address
         328 S. Saginaw St.
--------------------------------------------------------
  City                     State               Zip Code
         Flint                MI             48502-9985
--------------------------------------------------------
 DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
           (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is: CITIZENS BANKING CORPORATION

2.   The identification number assigned by the Bureau is: 031-208

3.   The location of the registered office is:

        328 S. Saginaw St.            Flint,                Michigan 48502-9985
        -----------------------------------------------------------------------
             (Street Address)          (City)                         (ZIP Code)

4. Article III - of the Articles of Incorporation is hereby amended to read as follows:

The total authorized capital stock is:

          1.   Common Shares: 100,000,000 shares no par value

          2.   Preferred Shares: 5,000,000 shares no par value

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

     a. [ ]    The foregoing amendment to the Articles of Incorporation was
               duly adopted on the            day of                , 19     ,
                                  ------------      ----------------    ----
               in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

               Signed this              day of                    , 19       .
                          --------------      --------------------    -------


               -----------------------------        ---------------------------
                       (Signature)                           (Signature)

               -----------------------------        ---------------------------
                    (Type or Print Name)                (Type or Print Name)

               -----------------------------        ---------------------------
                       (Signature)                          (Signature)

               -----------------------------        ---------------------------
                    (Type or Print Name)                (Type or Print Name)

      b. [X]    The foregoing amendment to the Articles of Incorporation was
                duly adopted on the 21st day of April    , 1998. The
                amendment: (check one of the following)


                [X] was duly adopted in accordance with Section 611(3) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

                [ ] was duly adopted by the written consent of all directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

                [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
                      Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

                [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                      Signed this 29th day of May   , 1998

                      By  /s/ Thomas W. Gallagher
                         -------------------------
                         (Only Signature of President,
                         Vice-President, Chairperson, or
                         Vice-Chairperson)

                         Thomas W. Gallagher
                         Senior Vice President, General Counsel & Secretary
                         --------------------------------------------------
                         Type or Print Name)           (Type or Print Title)

---------------------------------------------------------------------------------------
                MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                 CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
---------------------------------------------------------------------------------------
Date Received                                                     (For Bureau Use Only)
                                           Filed

June 09 2000                            June 09 2000
                                        Administrator
                                    Corp Securities & Land
                                         Dev. Bureau              EFFECTIVE DATE:

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
NAME   Mark A. Metz
---------------------------------------------------------------------------------------
ADDRESS   Dykema Gossett PLLC, 400 Renaissance Center
---------------------------------------------------------------------------------------
CITY   Detroit        STATE   MI    ZIP CODE    48243
---------------------------------------------------------------------------------------

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                          CITIZENS BANKING CORPORATION

                            (a Michigan corporation)


     Pursuant to the provision of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:

1.   The present name of the Corporation is Citizens Banking Corporation.

2.   The corporation identification number (CID) assigned by the Bureau is:
     031-208.

3. The location of its registered office is: 328 South Saginaw Street, Flint, Michigan 48502-2401, Michigan 48034.

4. Article III of the Articles of Incorporation is hereby amended to add the provisions set forth on Annex A hereto establishing the Series B Preferred Stock.

5. The foregoing amendment to the Articles of Incorporation was duly adopted on the 23rd day of May, 2000 by the Board of Directors pursuant to section 611(2) of the Michigan Business Corporation Act.

     Signed this 5th day of June, 2000.

                             By: /s/ Thomas W. Gallagher
                                --------------------------------------------
                                (Signature of President,
                                Vice President, Chairperson or Vice Chairperson)

                                Thomas W. Gallagher, Senior Vice President
                                (Type or Print Name)

                                                                         ANNEX A
                           CERTIFICATE OF DESIGNATIONS
                   ESTABLISHING AND DESIGNATING THE SERIES AND
           FIXING AND DETERMINING THE RELATIVE RIGHTS AND PREFERENCES
                         OF THE SERIES B PREFERRED STOCK
                                       OF
                          CITIZENS BANKING CORPORATION

                                   ----------

     There is hereby established a series of serial preferred stock to which the following provisions shall be applicable:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series B Preferred Stock" (the "Preferred Stock") and the number of shares constituting the Preferred Stock shall be 200,000. Such number of shares may be increased or decreased by resolution of the Board of Directors (hereinafter called the "Board of Directors" or the "Board") of Citizens Banking Corporation (the "Company"); provided, that no decrease shall reduce the number of shares of Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Preferred Stock.


     Section 2. Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company (or any similar stock) ranking prior and superior to the Preferred Stock with respect to dividends, the holders of shares of Preferred Stock, in preference to the holders of Common Stock, no par value per share (the "Common Stock"), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Stock. In the event the Company shall at any time after May 23, 2000 (the "Rights Declaration Date") declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of preferred stock with respect to dividends, a dividend of $1 per share on the Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Company. In the event the Company shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of preferred stock or any similar stock, or by law, the holders of shares of Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Preferred Stock outstanding shall have been paid in full, the Company shall not:

               (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock;

               (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, except dividends paid ratably on the Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Preferred Stock; or

               (iv) redeem or purchase or otherwise acquire for consideration any shares of Preferred Stock, or any shares of stock ranking on a parity with the Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation or in any other Certificate of Designations creating a series of preferred stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock unless, prior thereto, the holders of shares of Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Liquidation Preference"). Following the payment of the full amount of the Liquidation Preference, no additional distributions shall be made to the holders of shares of Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Liquidation Preference by
(ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Preferred Stock, holders of Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

          (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

          (C) In the event the Company shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Declaration.

Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Preferred Stock shall not be redeemable.

     Section 9. Rank. The Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company's preferred stock.

     Section 10. Amendment. The Amended and Restated Articles of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Preferred Stock, voting together as a single class.

     Section 11. Fractional Shares. Preferred Stock may be issued in fractions of a share (in one one-thousandths (1/1000ths) of a share and integral multiples thereof) which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Stock.